Exhibit 99.2 Data vis color Data vis color order on light order on dark background background Supplemental Information: Nasdaq's Updated Corporate Structure Implemented in 4Q2022/FY2022 reporting Supplemental Data (Unaudited) January 25, 2023

Disclaimers The segment disclosures for the periods presented on the following slides are for illustrative purposes only. These unaudited segment disclosures are based on information available to management as of today and are subject to change. The final recast segment disclosure will be available in Nasdaq's Annual Report on Form 10-K for the year ended December 31, 2022. Non-GAAP Information Data vis color Data vis color order on light order on dark background background In addition to disclosing results determined in accordance with U.S. GAAP, Nasdaq also discloses certain non-GAAP results of operations, including, but not limited to, non-GAAP net income attributable to Nasdaq, non-GAAP operating income, and non-GAAP operating expenses, that include certain adjustments or exclude certain charges and gains that are described in the reconciliation table of U.S. GAAP to non-GAAP information provided at ir.nasdaq.com/Income-Statement-Trend-Summary-and-GAAP-to-Non-GAAP-Reconciliation. Management uses this non- GAAP information internally, along with U.S. GAAP information, in evaluating our performance and in making financial and operational decisions. We believe our presentation of these measures provides investors with greater transparency and supplemental data relating to our financial condition and results of operations. In addition, we believe the presentation of these measures is useful to investors for period-to-period comparisons of results as certain items do not reflect ongoing operating performance. These measures are not in accordance with, or an alternative to, U.S. GAAP, and may be different from non-GAAP measures used by other companies. In addition, other companies, including companies in our industry, may calculate such measures differently, which reduces their usefulness as a comparative measure. Investors should not rely on any single financial measure when evaluating our business. This information should be considered as supplemental in nature and is not meant as a substitute for our operating results in accordance with U.S. GAAP. We recommend investors review the U.S. GAAP financial measures included in this presentation. When viewed in conjunction with our U.S. GAAP results and the accompanying reconciliations, we believe these non-GAAP measures provide greater transparency and a more complete understanding of factors affecting our business than U.S. GAAP measures alone. We understand that analysts and investors regularly rely on non-GAAP financial measures, such as those noted above, to assess operating performance. We use these measures because they highlight trends more clearly in our business that may not otherwise be apparent when relying solely on U.S. GAAP financial measures, since these measures eliminate from our results specific financial items that have less bearing on our ongoing operating performance. Organic revenue and expense growth, organic change and organic impact are non-GAAP measures that reflect adjustments for: (i) the impact of period-over-period changes in foreign currency exchange rates, and (ii) the revenues, expenses and operating income associated with acquisitions and divestitures for the twelve-month period following the date of the acquisition or divestiture. Reconciliations of these measures can be found in this presentation. Foreign exchange impact: In countries with currencies other than the U.S. dollar, revenues and expenses are translated using monthly average exchange rates. Certain discussions in this presentation isolate the impact of year-over-year foreign currency fluctuations to better measure the comparability of operating results between periods. Operating results excluding the impact of foreign currency fluctuations are calculated by translating the current period’s results by the prior period’s exchange rates. Website Disclosure Nasdaq intends to use its website, ir.nasdaq.com, as a means for disclosing material non-public information and for complying with SEC Regulation FD and other disclosure obligations. 2

Elevating From the Pivot Reorganizing Into Three Divisions: Data vis color Data vis color order on light order on dark background background Anti-Financial Crime Market Platforms Capital Access Platforms Protect the Financial System Accelerate digitization of Increase intelligence, markets and journey to efficiency & access in capital cloud markets Trading Services: Includes transactional Data & Listing Services: Comprises the Anti-Financial Crime: Products and revenue products related to operating largely-recurring, regulated data and solutions which enable institutions, Nasdaq's exchanges, clearing and listing offerings of Nasdaq's exchanges. markets, and regulators to better identify settlement offerings. and fight financial crime. This includes Index: Revenues from licensing Nasdaq's the Verafin Fraud Detection and Anti- Marketplace Technology: Comprises proprietary indexes to create financial Money Laundering solutions as well as both the company's marketplace products, as well as subscriptions to Nasdaq Trade & Market Surveillance technology solutions for external market information about these indexes. products. operators, as well as connectivity and other services related to our own Workflow & Insights: Solutions and These solutions are almost entirely markets. services to corporate issuers, investment comprised of recurring revenues and are managers and asset owners, delivered via SaaS. predominantly recurring revenue and increasingly delivered via SaaS. 3

New Corporate Structure to Amplify Our Strategy Delivering Our Story In A Simple And Powerful Way Prior Segment Reporting Current Segment Reporting Data vis color Data vis color • Cash Equity Trading, Equity order on light order on dark • Trading Services Derivatives & FICC Trading and background background • Marketplace Technology Market Services Clearing Market Platforms includes trade management • Trade Management Services services and market technology (formerly Marketplace Infrastructure Technology) Corporate • Listing Services • IR & ESG Services Platforms • Data & Listing Services includes proprietary market Capital Access Solutions data and listing services Platforms Businesses • Index • Market Data Investment • Workflow & Insights • Index Intelligence includes corporate • Analytics solutions (formerly IR & ESG services) and analytics • Anti-Financial Crime Anti-Financial • Anti-Financial Crime Market Technology Crime • Market Infrastructure Technology Technology As part of our new corporate structure, data sales revenues and expenses related to our U.S. cash equity and U.S. Options industry data (collectively, U.S. Tape Plans) will be reported in Market Platforms 4 (Trading Services). This represents an update from the recast financial information previously included in Nasdaq's Current Report on Form 8-K filed with the SEC on November 8, 2022 and posted to Nasdaq's website.

Financial Reporting Net Revenues (U.S.$ millions) 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 2022 2021 2020 2019 2018 2017 Market Platforms $403 $389 $392 $396 $393 $372 $394 $422 $ 1,581 $1,582 $1,457 $1,246 $1,217 $1,124 1 Trading Services 253 248 252 264 250 242 257 288 1,019 1,037 932 740 772 684 Data vis color Data vis color order on light order on dark Marketplace Technology 150 141 140 132 143 130 137 134 562 545 525 506 445 440 background background Capital Access Platforms 420 423 422 419 420 399 380 369 1,684 1,568 1,287 1,124 1,055 910 1 Data and Listing Services 183 180 183 182 178 173 167 162 729 680 574 543 534 499 Index 116 125 124 122 130 119 107 102 486 459 324 223 206 171 Workflow and Insights 121 118 115 115 112 107 106 105 469 429 389 358 315 240 2 Anti-Financial Crime 82 77 75 72 68 62 58 42 306 231 116 107 98 79 Other 1 1 4 5 4 5 14 18 11 39 43 58 156 298 Total 906 890 893 892 885 838 846 851 3,582 3,420 2,903 2,535 2,526 2,411 Solutions Businesses 652 641 637 623 631 591 575 545 2,552 2,344 1,928 1,737 1,598 1,429 (US$ millions) 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 2022 2021 2020 2019 2018 2017 U.S. Tape Plans¹ $36 $36 $36 $41 $37 $36 $41 $41 $149 $155 $162 $157 $150 $143 Note: The sum of the quarters may not equal the full year totals due to rounding. ¹ As part of the new corporate structure, data sales revenues related to our U.S. cash equity and U.S. Options industry data (collectively, U.S. Tape Plans) are reported in Market Platforms (Trading Services). 2 Net revenues include a purchase price adjustment on deferred revenue associated with the Verafin transaction of $28 million in 2021, $4 million in 4Q21, $7 million in 3Q21, $10 million in 2Q21, $7 5 million in 1Q21, and $1 million in 1Q22.

Financial Reporting Non-GAAP Operating Income and Margin (U.S.$ millions) 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 2022 2021 2020 2019 2018 2017 Market Platforms Net revenues $403 $389 $392 $396 $393 $372 $394 $422 $ 1,581 $1,582 $1,457 $1,246 $1,217 $1,124 Expenses 194 171 175 183 182 169 163 176 722 689 673 614 582 534 Data vis color Data vis color order on light order on dark Operating income 209 218 217 213 211 203 231 246 859 893 784 632 635 590 background background Operating Margin 52% 56% 55% 54% 54% 55% 59% 58% 54% 56% 54% 51% 52% 52% Capital Access Platforms Net revenues 420 423 422 419 420 399 380 369 1,684 1,568 1,287 1,124 1,055 910 Expenses 209 189 181 187 199 179 173 172 768 724 636 575 553 449 Operating income 211 234 241 232 221 220 207 197 916 844 651 549 502 461 Operating Margin 50% 55% 57% 55% 53% 55% 54% 53% 54% 54% 51% 49% 48% 51% Anti-Financial Crime ¹ Net revenues 82 77 75 72 68 62 58 42 306 231 116 107 98 79 Expenses 56 56 55 57 51 48 49 38 226 187 81 73 68 56 Operating income 26 21 20 15 17 14 9 4 80 44 35 34 30 23 Operating Margin 32% 27% 27% 21% 25% 23% 16% 10% 26% 19% 30% 32% 31% 29% Other Net revenues 1 1 4 5 4 5 14 18 11 39 43 58 156 298 Expenses 1 1 2 1 2 1 7 7 5 16 24 33 117 232 Operating income - - 2 4 2 4 7 11 6 23 19 25 39 66 Total Net revenues 906 890 893 892 885 838 846 851 3,582 3,420 2,903 2,535 2,526 2,411 Expenses 460 417 413 428 434 397 392 393 1,721 1,616 1,414 1,295 1,320 1,271 Operating income 446 473 480 464 451 441 454 458 1,861 1,804 1,489 1,240 1,206 1,140 Operating Margin 49% 53% 54% 52% 51% 53% 54% 54% 52% 53% 51% 49% 48% 47% Note: The sum of the quarters may not equal the full year totals due to rounding. ¹ Net revenues include a purchase price adjustment on deferred revenue associated with the Verafin transaction of $28 million in 2021, $4 million in 4Q21, $7 million in 3Q21, $10 million in 2Q21, 6 $7 million in 1Q21, and $1 million in 1Q22.

Financial Reporting Solutions Businesses Recast Data vis color Data vis color (U.S.$ millions) 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 2021 2020 2019 2018 2017 order on light order on dark background background 1 Solutions Businesses $677 $673 $664 $668 $627 $616 $586 $2,499 $2,090 $1,894 $1,748 $1,572 Less: U.S. Tape Plans 36 36 41 37 36 41 41 155 162 157 150 143 Solutions Businesses $641 $637 $623 $631 $591 $575 $545 $2,344 $1,928 $1,737 $1,598 $1,429 Note: The sum of the quarters may not equal the full year totals due to rounding. 1 Amounts previously shown as the Solutions Businesses in the unaudited supplemental summary financial information included in Nasdaq's Current Report on Form 8-K filed with the SEC on November 8, 2022. 7

Organic Revenue Growth Market Platforms 1 (U.S.$ millions) Total Variance Organic Impact Other Data vis color Data vis color order on light order on dark background background Current Period Prior year Period $M % $M % $M % 4Q22 $403 $393 $10 3% $20 5% $(10) (3)% 3Q22 389 372 17 5% 29 8% (12) (3)% 2Q22 392 394 (2) (1)% 9 2% (11) (3)% 1Q22 396 422 (26) (6)% (17) (4)% (9) (2)% 4Q21 393 392 1 -% 5 1% (4) (1)% 2022 1,581 1,582 (1) -% 39 2% (40) (2)% 2 2021 1,594 1,469 125 9% 108 7% 17 1% 3 2020 1,481 1,277 204 16% 194 15% 10 1% 3 2019 1,277 1,258 19 2% (5) -% 24 2% 3 2018 1,258 1,170 88 8% 89 8% (1) -% 3 2017 1,170 1,106 64 6% 20 2% 44 4% Note: The sum of the quarters may not equal the full year totals due to rounding. The percentage changes may not tie to the percent change in total variance due to rounding. 1 Other impact primarily includes acquisitions, divestitures, and changes in FX rates. 2 Market Platforms revenues for organic growth calculations have not been recast for the Broker Services wind down that occurred in 2022. 3 Market Platforms revenues for organic growth calculations have not been recast for the sale of Nasdaq’s U.S. Fixed Income business, or NFI, that occurred in 2021 or Broker Services 8 wind down that occurred in 2022.

Organic Revenue Growth Capital Access Platforms 1 (U.S.$ millions) Total Variance Organic Impact Other Data vis color Data vis color order on light order on dark Current Prior year background background $M % $M % $M % Period Period 4Q22 $420 $420 $- -% $7 2% $(7) (2)% 3Q22 423 399 24 6% 32 8% (8) (2)% 2Q22 422 380 42 11% 50 13% (8) (2)% 1Q22 419 369 50 14% 55 15% (5) (1)% 4Q21 420 352 68 19% 70 20% (2) (1)% 2022 1,684 1,568 116 7% 142 9% (26) (2)% 2021 1,568 1,287 281 22% 268 21% 13 1% 2 2020 1,306 1,141 165 14% 149 13% 16 1% 2 2019 1,141 1,073 68 6% 76 7% (8) (1)% 2, 3 2018 1,113 968 145 15% 81 8% 64 7% 2,3,4 2017 1,162 1,106 56 5% 17 2% 39 4% Note: The sum of the quarters may not equal the full year totals due to rounding.The sum of the percentage changes may not tie to the percent change in total variance due to rounding. 1 Other impact includes acquisitions, divestitures, and changes in FX rates. 2 Revenues for organic growth calculations have not been recast for the Nasdaq Private Market, or NPM, contribution and the sale of Nasdaq’s U.S. Fixed Income business that occurred in 2021. 3 Revenues for organic growth have not been recast for the divestiture of BWise enterprise, risk and compliance software, that occurred in 2019 4 Revenues for organic growth have not been recast for the divestiture of the Public Relations Solutions and Digital Media Services businesses that occurred in 2018. 9

Organic Revenue Growth Anti-Financial Crime 1 (U.S.$ millions) Total Variance Organic Impact Other Data vis color Data vis color order on light order on dark background background Current Period Prior year Period $M % $M % $M % 4Q22 $82 $68 $14 21% $14 21% $- -% 3Q22 77 62 15 24% 16 26% (1) (2)% 2Q22 75 58 17 29% 17 29% - -% 1Q22 72 42 30 71% 13 31% 17 40% 4Q21 68 31 37 119% 3 10% 34 110% 2022 306 231 75 32% 58 25% 17 7% 2021 231 116 115 99% 10 9% 105 91% 2020 116 107 9 8% 7 7% 2 2% 2019 107 98 9 9% 12 12% (3) (3)% 2018 98 79 19 24% 18 23% 1 1% 2017 79 64 15 23% 15 23% - -% Note: The sum of the quarters may not equal the full year totals due to rounding.The sum of the percentage changes may not tie to the percent change in total variance due to rounding. 1 Other impact includes acquisitions, divestitures, and changes in FX rates. 10

Organic Revenue Growth Marketplace Technology 1 (U.S.$ millions) Total Variance Organic Impact Other Data vis color Data vis color order on light order on dark Current Period Prior year Period $M % $M % $M % background background 4Q22 $150 $143 $7 5% $9 6% $(2) (1)% 3Q22 141 130 11 8% 13 10% (2) (2)% 2Q22 140 137 3 2% 6 4% (3) (2)% 1Q22 132 134 (2) (1)% 2 2% (4) (3)% 4Q21 143 149 (6) (4)% (4) (3)% (2) (1)% 2022 562 545 17 3% 27 5% (10) (2)% 2 2021 557 537 20 4% 17 3% 3 1% 3 2020 540 522 18 3% 12 2% 6 1% 3 2019 522 464 58 13% 20 4% 38 8% 3 2018 464 459 5 1% 8 2% (3) (1)% 3 2017 459 443 16 4% 17 4% (1) -% Note: The sum of the quarters may not equal the full year totals due to rounding.The sum of the percentage changes may not tie to the percent change in total variance due to rounding. 1 Other impact includes acquisitions, divestitures, and changes in FX rates. 2 Marketplace Technology revenues for organic growth calculations have not been recast for the Broker Services wind down that occurred in 2022 3 Marketplace Technology revenues for organic growth calculations have not been recast for the NFI sale that occurred in 2021 or Broker Services wind down that occurred in 2022 11

Organic Revenue Growth Solutions Businesses 1 (U.S.$ millions) Total Variance Organic Impact Other Prior year Data vis color Data vis color Current Period $M % $M % $M % order on light order on dark Period background background 4Q22 $652 $631 $21 3% $30 5% $(9) (1)% 3Q22 641 591 50 8% 61 10% (11) (2)% 2Q22 637 575 62 11% 73 13% (11) (2)% 1Q22 623 545 78 14% 70 13% 8 1% 4Q21 631 532 99 19% 69 13% 30 6% 2022 2,552 2,344 208 9% 227 10% (19) (1)% 2 2021 2,356 1,940 416 21% 295 15% 121 6% 3 2020 1,962 1,770 192 11% 168 9% 24 1% 3 2019 1,770 1,635 135 8% 108 7% 27 2% 3, 4 2018 1,675 1,506 169 11% 107 7% 62 4% 3, 4, 5 2017 1,700 1,613 87 5% 49 3% 38 2% Note: The sum of the quarters may not equal the full year totals due to rounding.The sum of the percentage changes may not tie to the percent change in total variance due to rounding. 1 Other impact includes acquisitions, divestitures, and changes in FX rates. 2 Solutions businesses revenues are not recast for the Broker Services wind down that occurred in 2022. 3 Solutions businesses revenues are not recast for the NPM contribution and NFI sale that occurred in 2021 and the Broker Services wind down that occurred in 2022. 4 Solutions businesses are not recast for the BWise enterprise governance, risk and compliance software platform, that occurred in 2019. 5 12 Solutions businesses are not recast for the Public Relations Solutions and Digital Media Services businesses, that occurred in 2018.

Annualized Recurring Revenue Segment ARR Data vis color Data vis color order on light order on dark background background (U.S.$ millions) 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 Market Platforms $503 $503 $492 $473 $479 $479 $482 $473 Capital Access Platforms 1,192 1,172 1,167 1,146 1,113 1,084 1,056 1,029 Anti-Financial Crime 312 295 288 280 269 259 255 246 Total $2,007 $1,970 $1,947 $1,899 $1,861 $1,822 $1,793 $1,748 13

Market Platforms Trading Services Net Revenues by Asset Class (U.S.$ millions) 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 1Q21 2022 2021 2020 2019 2018 2017 Data vis color Data vis color order on light order on dark background background U.S. Equity Derivatives $96 $92 $88 $94 $83 $88 $84 $88 $371 $343 $287 $232 $237 $199 Trading U.S. Cash Equity Trading 72 70 76 68 68 61 73 90 286 292 262 161 172 147 Nordic Cash Equity 24 24 29 34 33 32 34 38 111 137 119 93 103 96 Trading 1 U.S. Tape Plans 36 36 36 41 37 36 41 41 149 155 162 157 150 143 Other² 25 26 23 27 29 25 25 31 102 110 102 97 110 99 Trading Services Net $253 $248 $252 $264 $250 $242 $257 $288 $1,019 $1,037 $932 $740 $772 $684 Revenues Note: The sum of the quarters may not equal the full year totals due to rounding. ¹ As part of the new corporate structure, data sales revenues related to our U.S. cash equity and U.S. Options industry data (collectively, U.S. Tape Plans) are reported in Market Platforms (Trading Services). ² Other includes Nordic fixed income trading & clearing, Nordic derivatives, Nordic commodities, and Canadian cash equities trading. 14